                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2003
                                                         (AUGUST 13, 2003)
                                                         -----------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
      --------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


               1-11570                                   13-3098275
      ------------------------              ------------------------------------
      (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
         --------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
   ---------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
 -------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 13, 2003, the Company issued a press release announcing its earnings for the fiscal quarter ended June 30, 2003. A copy of the press release is attached to this Form 8-K.

         Exhibits:

         99.1     Press release, dated August 13, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2003

                                       ALLIED HEALTHCARE INTERNATIONAL INC.


                                       By: /s/ Charles F. Murphy
                                           ---------------------
                                           Name:  Charles F. Murphy
                                           Title: Acting Chief Financial Officer